                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 27, 2007
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                    LB-UBS Commercial Mortgage Trust 2007-C1
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                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
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               (Exact Name of Sponsor as Specified in Its Charter)

Delaware                             333-129844-04         82-0569805
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(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation of Registrant)      File Number)          Identification No. of
                                                           Registrant)

745 Seventh Avenue, New York, New York                     10019
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 526-7000
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 8.01 Other Events.

      A pooling and servicing agreement dated as of February 12, 2007 (the
"Pooling and Servicing Agreement"), was entered into by and among Structured
Asset Securities Corporation II (the "Registrant") as depositor, KeyCorp Real
Estate Capital Markets, Inc. as master servicer, Midland Loan Services, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage Trust 2007-C1 (the
"Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through
Certificates, Series 2007-C1 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F, Class X-CP and Class X-W (collectively, the "Underwritten
Certificates"), were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-129844). The Underwritten Certificates were sold to Lehman Brothers Inc., UBS Global Asset Management (US) Inc., and Wachovia
Capital Markets, LLC (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of February 15, 2007 (the "Underwriting
Agreement") between the Registrant and the Underwriters, Lehman Brothers
Holdings Inc., UBS Real Estate Investments Inc. ("UBSREI") and Wachovia Bank,
National Association ("Wachovia"). Certain of the mortgage loans backing the
Underwritten Certificates (the "UBS Mortgage Loans") were acquired by the
Registrant from UBSREI as seller pursuant to a Mortgage Loan Purchase Agreement dated as of February 15, 2007 (the "UBS/Registrant Mortgage Loan Purchase
Agreement"), which agreement contains representations and warranties made by
UBSREI to the Registrant with respect to the UBS Mortgage Loans. Certain of the other mortgage loans backing the Underwritten Certificates (the "Wachovia
Mortgage Loans") were acquired by the Registrant from Wachovia as seller pursuant to a Mortgage Loan Purchase Agreement dated as of February 15, 2007
(the "Wachovia/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by Wachovia to the Registrant with respect to the Wachovia Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

      Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement, the Wachovia/Registrant Mortgage Loan
Purchase Agreement and the UBS/Registrant Mortgage Loan Purchase Agreement have been described in a prospectus dated February 6, 2007, and a supplement thereto dated February 15, 2007 related to the Underwritten Certificates, which were previously filed on behalf of the Registrant on February 22, 2007, pursuant to
Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's
Form S-3 registration statement number 333-129844-04, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting
Agreement, the Wachovia/Registrant Mortgage Loan Purchase Agreement and the
UBS/Registrant Mortgage Loan Purchase Agreement will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the

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Issuing Entity. In connection with the issuance and sale to the Underwriters of the Underwritten Certificates, legal opinions were rendered with respect to the validity of, and certain federal income tax considerations relating to, the
Underwritten Certificates, which legal opinions are attached as exhibits to this report.

Item 9.01 Financial Statements and Exhibits.

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Shell Company Transactions:

      Not applicable.

(d) Exhibits:

                Item 601(a) of Regulation S-K
Exhibit No.     Exhibit No.                       Description
-----------     -----------------------------     -----------
    1.          5.1, 8.1, 23.1                    Tax and Legality Opinion of
                                                  Thacher Proffitt & Wood LLP,
                                                  together with consent of
                                                  Thacher Proffitt & Wood LLP

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 14, 2007

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                          By: /s/ David Nass
                                              --------------
                                              Name:  David Nass
                                              Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

                Item 601(a) of Regulation S-K
Exhibit No.     Exhibit No.                       Description
-----------     -----------------------------     -----------
    1.          5.1, 8.1, 23.1                    Tax and Legality Opinion of
                                                  Thacher Proffitt & Wood LLP,
                                                  together with consent of
                                                  Thacher Proffitt & Wood LLP

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